Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By Edgar

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re: Salomon Smith Barney Global Diversified Futures Fund L.P. Supplement to Registration Statement on Form S-1
         File No. 333-61961

Ladies and Gentlemen:

         On Behalf of Salomon Smith Barney Global Diversified Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424
(b) (3) of the Securities Act 0f 1933, as amended, a Supplement dated May 31, 1999 to the Partnership's final prospectus dated November 25, 1998.

Should you have any questions, please telephone me at 212-723-5424.

Very truly yours,

/s/  Daniel A. Dantuono
      Daniel A. Dantuono
      Chief Financial Officer and
      Director

Enclosures

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                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                    May 1999


     The redemption value per unit for the SSB Global Diversified Futures Fund L.P. was $983.83 per unit at the end of May, down -4.2% for the month.

May continued the on-again, off-again pattern that has characterized the markets since last fall. Losses in May occurred in exactly the same markets that had been profitable in April, and conversely, the one market that had been unprofitable in April (interest rates) was profitable in May.

In the interest rate sector, the Fund profited in U.S. Treasury Bond and Treasury Note positions as inflation fears in the U.S. increased. Profits were also generated in the Asian markets, specifically short Japanese Government Bonds and long Nikkei Index positions. In the currency markets, losses were attributed to British Pound positions while profitable Euro positions partially offset these losses as the new currency broke to lows.

Trading in the commodity markets resulted in unrealized losses as energy and base metals sectors fell during the month. Softs markets experienced losses as coffee prices moved higher after declining to new lows in April.

The markets, the advisors' trading activity and the Fund's results, reflect the uncertainty in today's economic and financial environment. We believe the recent increase in interest rates, the sell-off in technology and internet stocks, and a weaker overall stock market may indicate that we are on the verge of new economic trends and therefore new trading opportunities for the Fund's advisors.


Smith Barney Futures Management Inc.

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                              Salomon Smith Barney
                      Global Diversified Futures Fund L.P.
                                Account Statement
                              For the Period May 1,
                              Through May 31, 1999

                                                                       Percent
                                                                      of Average
                                                                      Net Assets

Realized losses from trading                          $   (512,115)     (0.91)%
Change in unrealized gains/losses
   from trading                                         (1,929,045)     (3.41)
                                                      ------------      ------
                                                        (2,441,160)     (4.32)
Add, Brokerage commissions
   and clearing fees ($7,934)                              302,824       0.54
                                                      ------------      ------
Net realized and unrealized losses                      (2,743,984)     (4.86)
Interest Income                                            170,807       0.30
                                                      ------------      ------
                                                        (2,573,177)     (4.56)
                                                      ------------      ------
Less, Expenses:
  Management fees                                           93,849       0.17
  Incentive fees                                          (240,948)     (0.43)
  Other expenses                                            13,649       0.02
                                                      ------------      ------
                                                          (133,450)     (0.24)
                                                      ------------      ------
Net loss                                                (2,439,727)     (4.32)%
                                                                        ------
Additions (231.6595 G.P. units
at April 30, 1999 net asset value
per unit of $1,027.37)                                     238,000
Additions (22,783.4178 L.P. units
at April 30, 1999 net asset value
per unit of $1,027.37)                                  23,407,000
                                                        ----------
Increase in net assets                                  21,205,273

Net assets, April 30, 1999                              34,029,376
                                                        ----------
Net assets, May 31, 1999                               $55,234,649
                                                        ----------
Net  asset value per unit
($55,234,649/56,733.0773 units)                            $973.59
                                                           -------
Redemption value per unit (Note 1)                         $983.83
                                                           -------

Note 1: For the purpose of a redemption, any accrued liability for reimbursement of offering and organization expenses will not reduce Net Asset Value per Unit. As a result, the reported redemption value per unit is $983.83.

The net asset value per unit of $973.59 is reflective of charging offering and organizational expenses against the initial capital of the fund and is reported for financial reporting purposes only.

By: /s/  Daniel A. Dantuono
         Daniel A. Dantuono
         Chief Financial Officer

Smith Barney Futures Management Inc.
General Partner, Salomon Smith Barney
Global Diversified Futures Fund L.P.

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